UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08428

The Tocqueville Alexis Fund
(Exact name of registrant as specified in charter)

The Tocqueville Alexis Fund
40W. 57th Street, 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Colin C. Ferenbach, President
The Tocqueville Alexis Fund
40W. 57th Street, 19th Floor
New York, NY 10019
(Name and address of agent for service)

212-698-0800
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

Item 1. Report to Stockholders.

L E T T E R   T O   I N V E S T O R S
30 April 2006

Dear Shareholder:

For the six months ended on April 30, 2006, the U.S. stock market surprised us by continuing to rise in the face of the many concerns that we have mentioned before and some additional ones besides. The Federal budget deficit (after an illusory decline last year derived from accelerated capital gains tax receipts) started to rise again, the balance of payments deficit showed no improvement, the dollar recovered in value against our historic trading partners (which is bad for exports), the war in Iraq continued to disappoint its supporters and dismay its opponents, President Bush’s poll ratings continued to explore new lows and Congress’s were considerably lower as well. Further, the price of petroleum may be a boon for one segment of the domestic economy but it acts as a depressant on most of the other segments and adversely affects the price indices. In the face of all that, the Standard & Poor’s 500 Stock Index (“S&P 500”) rose 9.64% for the six months ended April 30, 2006. This surprised us and we were, and are, less aggressively invested with the result that the Fund rose only 5.05% during the same period. More complete performance data can be found on page four.

The Fund is heavily committed to what Standard & Poor’s classifies as A+, the highest-quality companies in America, and an index of A+ companies rose only 1.5% in the first third of 2006. Indeed, what are generally considered America’s best companies have recently been selling at their lowest price-earnings ratios in twenty years. We do not think this will continue. It is neither logical nor, we think, sustainable that the best be valued no higher than the average. Buying the best when they are out of favor has historically been a good way to invest and it suits our contra-rian instincts to invest where the majority do not.

Our best-performing stock for the half-year was Molex, a family-run but global manufacturer of sophisticated electrical connectors. Its corporate results have steadily recovered from the “.com” bust. The second-best was Grolsch, NV, a family-run Dutch brewer that signed a distribution agreement with Anheuser-Busch. The third best was Nokia, which presumably everyone knows. The fourth best was Leggett & Platt, a Midwest manufacturer of a variety of consumer durables. And the fifth was Borders Group, the retail bookseller. We think it is worth pointing out that those stocks were respectively bought in 1997, 2001, 2005, 1994 and 1995. We do not believe that chasing the “flavor of the month” is the best way to invest.

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Our worst performer was Getty Images, the photo archive, which we believe suffered primarily from having its stock price become too expensive. The second worst was Sepracor, a biotech company with interesting new products but a high price-earnings ratio. Third and fourth worst were Dell and Intel which suffered from slowdowns in earnings growth and a general lack of interest in technology stocks. The fifth worst was United Health Care, the leading health maintenance insurer as questions have recently been raised about its corporate governance. At the start of 2006 it was our best performer, but expensive. The stock market can be volatile and capricious.

Your support is most welcome and appreciated.

Yours very truly,

Colin Ferenbach
President

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The graph below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership (the “Partnership”). On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Mr. Colin Ferenbach had primary responsibility for managing the Partnership and has had primary responsibility for managing the Fund since its inception. Although the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership’s operations for periods before the Fund’s registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

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	Average Annual Total Return of the Fund
	FOR THE PERIODS ENDED APRIL 30, 2006
	One Year	Five Year	Ten Year	Since Inception*
Tocqueville Alexis Fund	5.69%	4.12%	8.73%	10.67%
S&P 500® Stock Index	15.42%	2.70%	8.94%	11.39%
Lipper Multi-Cap Core Funds Index	21.20%	4.49%	8.75%	10.88%
Wilshire 4500 Index	30.03%	10.50%	9.70%	11.83%
*June 23, 1994

	Average Annual Total Return of the Fund and Partnership
	FOR THE PERIODS ENDED APRIL 30, 2006
	One Year	Five Year	Ten Year	Since Inception*
Tocqueville Alexis Fund	5.69%	4.12%	8.73%	11.94%
S&P 500® Stock Index	15.42%	2.70%	8.94%	13.22%
Lipper Multi-Cap Core Funds Index	21.20%	4.49%	8.75%	12.16%
Wilshire 4500 Index	30.03%	10.50%	9.70%	12.70%
*June 27, 1984

Total return calculations reflect fee waivers in effect for 1994, 1995, 2003, 2004, and 2005. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Multi-Cap Core Funds Index includes funds that, by portfolio practice, have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P SuperComposite Index.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500 Stock Index.

A direct investment in either the S&P 500 Stock Index, the Lipper Multi-Cap Core Funds Index or the Wilshire 4500 Index is not possible.

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Expense Table

As a Shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees where applicable; and (2) ongoing costs including advisory fees; distribution (12b-1) and service fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 through April 30, 2006).

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the first number in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Hypothetical Performance
	Actual Performance	(5% return before expenses)
Beginning Account Value (11/1/05)	$1,000.00	$1,000.00
Ending Account Value (4/30/06)	1,050.50	1,018.60
Expenses Incurred During Period	6.36	6.26

Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/   5

S C H E D U L E   O F   I N V E S T M E N T S

April 30, 2006 (Unaudited)

Shares		Value

	COMMON STOCKS 99.09%

	Banks 17.69%
40,000	East West Bancorp, Inc.	$ 1,586,800
41,200	First Midwest Bancorp, Inc.	1,484,436
125,000	Hang Seng Bank Ltd. - ADR (HK)	1,618,588
23,706	HSBC Holdings PLC - ADR (UK)	2,054,836
15,000	M&T Bank Corp.	1,791,000
35,000	Marshall & Isley Corp.	1,600,200
52,500	Mercantile Bankshares Corp.	1,972,950
20,000	Zions Bancorp.	1,660,600
		13,769,410

	Beverages 2.38%
50,000	Koninklijke Grolsch N.V. - (NETH)	1,854,562

	Building & Housing 1.23%
30,000	Masco Corp.	957,000

	Consumer Non-Durables 2.28%
30,000	Colgate-Palmolive Co.	1,773,600

	Communications Equipment 1.19%
50,000	Juniper Networks, Inc.*	924,000

	Diversified Manufacturing 2.20%
20,000	3M Co.	1,708,600

	Drug & Hospital Supplies 16.42%
25,000	Eli Lilly and Company	1,323,000
40,000	Johnson & Johnson	2,344,400
30,000	Medtronic, Inc.	1,503,600
40,000	Novartis AG - ADR (CH)	2,300,400
50,000	Pfizer Inc.	1,266,500
40,000	Sepracor, Inc.*	1,785,600
30,000	Stryker Corp.	1,312,500
15,000	Zimmer Holdings, Inc.*	943,500
		12,779,500

See Notes to Financial Statements.

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S C H E D U L E   O F   I N V E S T M E N T S   ( c o n t ’ d . )

April 30, 2006 (Unaudited)

Shares		Value

	COMMON STOCKS 99.09% (cont’d.)

	Food Services 1.92%
50,000	Sysco Corp.	$ 1,494,500

	Furnishings & Appliances 1.36%
40,000	Leggett & Platt, Inc.	1,061,200

	Healthcare Equipment & Supplies 0.93%
40,000	Thoratec Corp.*	720,400

	Healthcare 1.92%
30,000	United Health Group, Inc.	1,492,200

	Information Technology 11.32%
40,000	Automatic Data Processing, Inc.	1,763,200
50,000	Cisco Systems, Inc.*	1,047,500
55,000	Dell, Inc.*	1,441,000
200,000	EMC, Corp.*	2,702,000
50,000	Molex, Inc.	1,856,000
		8,809,700

	Insurance 7.18%
30,000	American International Group, Inc.	1,957,500
60,000	Hannover Rueckverischerung AG* - (GER)	2,225,474
40,000	Willis Group - (UK)	1,406,000
		5,588,974

	Multi-Utilities & Unregulated Power 1.92%
25,000	Veolia Environment - (FR)	1,493,742

	Office Supplies & Forms 3.21%
40,000	Avery Dennison Corp.	2,500,000

See Notes to Financial Statements.

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S C H E D U L E   O F   I N V E S T M E N T S   ( c o n t ’ d . )

April 30, 2006 (Unaudited)

Shares		Value

	COMMON STOCKS 99.09% (cont’d.)

	Oil - Domestic/International 6.29%
21,880	Devon Energy Corp.	$ 1,315,207
30,000	Murphy Oil Corp.	1,505,400
15,000	Total SA - ADR (FR)	2,070,300
		4,890,907

	Paper & Forest Products 1.81%
20,000	Weyerhaeuser Co.	1,409,400

	Publishing 6.44%
40,000	Dow Jones & Company, Inc.	1,478,800
30,000	Getty Images, Inc.*	1,920,300
44,000	John Wiley & Sons, Inc. - Class A	1,612,160
		5,011,260

	Real Estate Investment Trust 3.62%
60,000	General Growth Properties, Inc.	2,817,000

	Retailing 1.67%
55,000	Borders Group, Inc.	1,298,000

	Software 1.64%
50,000	Activision, Inc.*	709,500
10,000	Electronic Arts, Inc.*	568,000
		1,277,500

	Semiconductor & Semiconductor Equipment 1.56%
35,000	Texas Instruments, Inc.	1,214,850

	Telecommunications 2.91%
100,000	Nokia Corp. - ADR (FI)	2,266,000
	Total Common Stocks
	(cost $58,125,804)	77,112,305

See Notes to Financial Statements.

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S C H E D U L E   O F   I N V E S T M E N T S   ( c o n t ’ d . )

April 30, 2006 (Unaudited)

Value

SHORT-TERM INVESTMENTS 0.64%

Money Market Funds 0.64%
Fidelity Institutional Money Market Portfolio	$ 495,823
Total Short-Term Investments
(cost $495,823)	495,823

TOTAL INVESTMENTS 99.73%
(cost $58,621,627)	$ 77,608,128

Other Assets in Excess of Liabilities 0.27%	212,215

TOTAL NET ASSETS 100%	$ 77,820,343

Country Abbreviations:
	(CH) - Switzerland	(HK) - Hong Kong
	(FR) - France	(NETH) - Netherlands
	(FI) - Finland	(UK) - United Kingdom
(GER) - Germany

*	Non-income producing security
ADR	American Depository Receipt

See Notes to Financial Statements.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/    9

P E R C E N T   O F   T O T A L   I N V E S T M E N T S

T O P   T E N   S T O C K   H O L D I N G S

29.9% of the Fund
General Growth Properties, Inc.	3.6%
EMC, Corp.	3.5%
Avery Dennison Corporation	3.2%
Johnson & Johnson	3.0%
Novartis AG - ADR (CH)	3.0%
Hannover Rueckverischerung AG - (GER)	2.9%
Nokia Corp. - ADR (FI)	2.9%
Total SA - ADR (FR)	2.7%
HSBC Holdings PLC - ADR (UK)	2.6%
Mercantile Bankshares Corp.	2.5%
Total	29.9%

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S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S

April 30, 2006 (Unaudited)

Assets:
Investments, at market value(1)	$77,608,128
Cash	258,868
Dividend and interest receivable	111,265
Receivable for fund shares sold	500
Prepaid expenses and other assets	28,413
Total Assets	78,007,174

Liabilities:
Accrued distribution fee	43,706
Payable to adviser	42,541
Payable for fund shares redeemed	23,884
Accrued expenses and other liabilities	76,700
Total Liabilities	186,831
Net Assets	$77,820,343

Components of Net Assets:
Additional paid-in capital	$55,123,408
Undistributed net investment income	96,790
Accumulated net realized gains on investments and foreign currency transactions	3,614,974
Net unrealized appreciation of investments and foreign currency related items	18,985,171
Net Assets	$77,820,343
Shares of beneficial interest outstanding
(unlimited shares of $0.001 par value authorized)	5,614,991
Net asset value, offering and redemption price per share	$13.86
(1)Cost of Investments	$58,621,627

See Notes to the Financial Statements.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/    11

S T A T E M E N T   O F   O P E R A T I O N S

For the Six Months Ended April 30, 2006 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $31,508)	$767,116
Interest	63,916
Total Investment Income	831,032

Operating Expenses:
Advisory fees	255,116
Distribution fees	106,299
Legal fees	56,638
Administration and accounting fees	23,720
Audit fees	21,267
Trustees fees	20,227
Transfer agent fees	15,022
Printing fees	11,765
Registration fees	11,580
Custodian fees	5,713
Insurance expense	3,552
Other expenses	445
Total Expenses	531,344

Net Investment Income	299,688

Net realized gain (loss) from:
Investments	3,772,754
Foreign currency transactions	(75,286)
Net change in unrealized appreciation (depreciation) on:
Investments	377,654
Translation of assets and liabilities in foreign currency	(1,170)
Net realized and unrealized gain from
investments and foreign currency transactions	4,073,952
Net increase in net assets resulting from operations	$4,373,640

See Notes to the Financial Statements.

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S T A T E M E N T   O F   C H A N G E S   I N   N E T   A S S E T S

	Six Months
	Ended	Year
	April 30,	Ended
	2006	October 31,
	(Unaudited)	2005

Increase in Net Assets from Operations:
Net investment income	$299,688	$543,656
Net realized gains on investments and foreign currency
transactions	3,697,468	4,691,032
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	376,484	(645,905)
Net increase in net assets from operations	4,373,640	4,588,783

Dividends Paid to Shareholders:
From net investment income	(235,247)	(492,234)
From net realized gains	(4,767,918)	(7,548,588)
Total dividends paid to shareholders	(5,003,165)	(8,040,822)

Capital Share Transactions:
Proceeds from shares sold	1,736,993	16,529,226
Value of shares issued in reinvestment of dividends	3,651,398	5,718,254
Cost of shares redeemed**	(14,849,216)	(12,250,251)
Increase (Decrease) in net assets from capital
share transactions	(9,460,825)	9,997,229
Total increase (decrease) in net assets	(10,090,350)	6,545,190

Net Assets:
Beginning of period	87,910,693	81,365,503
End of period**	$77,820,343	$87,910,693

** Including undistributed net investment income of $96,789 and $32,349 at April 30, 2006 and October 31, 2005, respectively.

** Net of redemption fees of $2,042 and $11,972 at April 30, 2006 and October 31, 2005, respectively.

See Notes to the Financial Statements.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/   13

F I N A N C I A L   H I G H L I G H T S

	Six Months
	Ended	Year	Year	Year	Year
	April 30,	Ended	Ended	Ended	Ended
(For a Share Outstanding	2006	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,
Throughout each Period)	(Unaudited)	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$13.99	$14.54	$13.81	$11.96	$12.88

Increase (Decrease) from
Investment Operations:
Net investment income	0.05	0.09	0.05	0.08	0.03
Net realized and unrealized gains (losses) on
investments and foreign currency transactions(1)	0.64	0.75	1.46	2.05	(0.56)
Total from investment operations	0.69	0.84	1.51	2.13	(0.53)

Less Distributions:
Dividends paid to shareholders:
From net investment income	(0.04)	(0.08)	(0.12)	(0.08)	(0.03)
From net realized gains	(0.78)	(1.31)	(0.66)	(0.20)	(0.36)
Total distributions to shareholders	(0.82)	(1.39)	(0.78)	(0.28)	(0.39)

Net Asset Value, End of Period	$13.86	$13.99	$14.54	$13.81	$11.96

Total Return	5.05%	5.54%	11.15%	18.12%	(4.44)%

Supplemental Data and Ratios:
Net assets, end of period (in 000’s)	$77,820	$87,911	$81,366	$71,930	$65,631
Ratios of expenses to average net assets:
Net of waivers	1.25%(2)	1.29%	1.29%	1.35%	1.38%
Before waivers	1.25%(2)	1.42%	1.39%	1.45%	1.38%
Ratios of net investment income
to average net assets
Net of waivers	0.71%(2)	0.61%	0.37%	0.62%	0.21%
Before waivers	0.71%(2)	0.48%	0.27%	0.52%	0.21%
Portfolio turnover rate	17%(3)	43%	61%	63%	54%

(1) Net realized and unrealized gain (losses) per share includes redemption fees of $0.00, $0.00, $0.00 and $0.00 for the period ended April 30, 2006, and the years ended October 31, 2005, 2004 and 2003, respectively.
(2) Annualized for periods less than one year.
(3) Not annualized for periods less than one year.

See Notes to Financial Statements.

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1. Organization and Business

The Tocqueville Alexis Trust (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust as a diversified, open ended management investment company. The investment company currently consists of Tocqueville Alexis Fund (the “Fund”).

2. Significant Accounting Policies

a) Portfolio Valuation: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale or official closing price, or if no sales are reported, and in the case of certain securities traded over-the-counter, at the mean between the last reported bid and asked prices on the date as of which the net asset value is being determined. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Fund’s net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded on domestic markets where the market may close early on a given day prior to calculation of the Fund’s net asset value. Events affecting the value of such securities held by a Fund that occurs between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund’s calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant intervening events have caused a Fund’s net asset value to be materially inaccurate, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

b) Foreign Currency Transactions: Transactions denominated in foreign currencies are recorded in the Fund’s records at the prevailing exchange rate at the time of each respective transaction. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/   15

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( c o n t ’ d . )

c) Security Transactions and Investment Income: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

The cost of investments sold and related gain or loss thereon is determined by use of the identified cost basis for financial reporting and income tax purposes. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

d) Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period the differences arise; temporary differences do not require reclassification.

At October 31, 2005 undistributed net investment income and accumulated net realized gain/ (loss) on investments have been adjusted for current period book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. Net assets were not affected by these reclassifications:

Accumulated
Undistributed	Net Realized
Net Investment	Gain/(Loss) on
Income	Investments
$(77,429)	$77,429

e) Federal Taxes: The Fund is a separate entity for Federal income tax purposes. It is the Fund’s policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no Federal income or Excise tax provision is required.

Because Federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differ from those reflected in the accompanying statements.

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N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( c o n t ’ d . )

The tax character of net assets at October 31, 2005 were as follows:

Capital paid-in	$64,584,233
Accumulated capital gain	4,767,926
Undistributed ordinary income	—
Unrealized appreciation	19,142,376
Unrealized depreciation	(583,682)
Unrealized foreign exchange loss	(160)
Net Assets	$87,910,693

The cost of investments for Federal income tax purposes at October 31, 2005 was $70,289,166. The cost of investments differ for financial statement and tax purposes primarily due to the tax deferral of wash sale losses.
The tax character of dividends was as follows:

	2005	2004
Ordinary Income	$ 492,234	$ 633,646
Long-term capital gains	7,548,588	3,416,293
Total Dividends	$ 8,040,822	$ 4,049,939

f) Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Financial Instruments

The Fund may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2006, the Fund did not hold any financial instruments with off-balance sheet risk.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/   17

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( c o n t ’ d . )

4. Fees and Related Party Transactions

a) Investment Advisory Fees: Under an agreement between the Trust on behalf of the Fund and Tocqueville Asset Management L.P. (the “Adviser”), the Adviser serves as the Fund’s Investment Adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund’s average daily net assets.

b) Trustees’ Fees: Fees were paid to the Trustees and/or Officers of the Fund for the six months ended April 30, 2006, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) Distribution Fees: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Lepercq, de Neuflize/Tocqueville Securities, L.P. (“Lepercq”), payable monthly in arrears, at the annual rate of 0.25% per annum of the Fund’s average daily net assets, less expenses incurred in the distribution of the Fund; provided that such fee shall be reduced to the extent necessary to result in the Fund’s expense ratio not exceeding the Expense Cap of 1.294% of its average daily net assets. For the six months ended April 30, 2006, Lepercq did not waive fees. This Fund is not expected to repay any previously waived fees in future years.

Commissions earned by Lepercq for services rendered as a registered broker-dealer in securities transactions for the Fund for the six months ended April 30, 2006 were $34,428.

5. Fund Share Transactions

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Effective July 1, 2003 a redemption fee of 2.00% was imposed on redemptions of shares held for 120 days or less, which is credited to paid in capital.

Between July 1, 2003 and June 7, 2004, the redemption fee did not apply to redemptions of shares where Tocqueville or Lepercq, de Neuflize/Tocqueville Securities, L.P. is the shareholder of record, or exercises discretion over the account and the redemption is made from a retirement account (this exemption from redemption fees was eliminated by the Fund on June 7, 2004). In addition, the Fund may in its sole discretion waive the redemption fee if it determines that doing so will not be harmful to the Fund.

18   /SEMI-ANNUAL REPORT/ TOCQUEVILLE ALEXIS FUND

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S   ( c o n t ’ d . )

For the six months ended April 30, 2006, the Fund has not waived any redemption fees.

Transactions in shares of the Fund for the six months ended April 30, 2006 and the year ended October 31, 2005, respectively, were as follows:

	Six Months
	Ended
	April 30, 2006	2005
Sale of shares	124,217	1,146,073
Shares issued to shareholders in reinvestment of dividends	269,675	397,604
Shares repurchased	(1,061,221)	(857,060)
Net increase (decrease)	(667,329)	686,617
Shares outstanding:
Beginning of period	6,282,320	5,595,703
End of period	5,614,991	6,282,320

6. Purchases and Sales of Securities

For the six months ended April 30, 2006, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $13,992,682 and $27,306,025, respectively.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/   19

T R U S T E E S   A N D   O F F I C E R S

Number of
	Positions	Term of		Portfolios in
	Held	Office and		Fund Complex	Other
Name, Address	with the	Length of	Principal Occupation(s)	Overseen by	Directorships
and Age	Trust	Time Served	During Past 5 Years	Trustee(3)	Held by Trustee
INDEPENDENT TRUSTEES

D. Euan Baird	Trustee	Since fund	Formerly, Chairman, Rolls-Royce	1	Areva, Scottish Power
40 West 57th Street	of the	inception, except	plc, turbine engines. Formerly,		and Societe Generale
New York, NY 10019	Trust	for the period	Chairman, President and Chief
Age: 68		from December 8,	Executive Officer of Schlumberger
		2003 to	Ltd. (oil field services, measure-
		November 16,	ments and systems). Director, Car-
		2004.(2)	negie Corp. (a non-profit co.)

William F. Indoe	Trustee	Since fund	Partner, Sullivan & Cromwell	1	None
Sullivan & Cromwell	of the	inception.(2)	(attorneys-at-law).
125 Broad Street	Trust
New York, NY 10004
Age: 64

Robert E. Kaufmann	Trustee	Since fund	Private investor. Executive Director,	1	None
5 Dingletown Road	of the	inception.(2)	The Association of HITWG Camps,
Greenwich, CT 06830	Trust		Inc. (a private charity) 2001-2002.
Age: 64			Director, Spencer Stuart and Asso-
ciates (executive search
consultants), 1995-1998; Head-
master of Deerfield Academy, 1980-
94; Director of various mutual
funds, 1985-92.

John F. McNiff	Trustee	Since fund	Formerly, Director of Allen Telecom	1	None
1105 Park Avenue	of the	inception.(2)	Inc. (manufacturer of tele-
New York, NY 10128	Trust		communications products). For-
Age: 64			merly, Director, Vice President-
Finance and Chief Financial Officer
of Dover Corporation (diversified
manufacturing company), 1996-
2001 and 1983-2000, respectively.

20   /SEMI-ANNUAL REPORT/  TOCQUEVILLE ALEXIS FUND

T R U S T E E S   A N D   O F F I C E R S   ( c o n t ’ d . )

Number of
	Positions	Term of		Portfolios in
	Held	Office and		Fund Complex	Other
Name, Address	with the	Length of	Principal Occupation(s)	Overseen by	Directorships
and Age	Trust	Time Served	During Past 5 Years	Trustee(3)	Held by Trustee
INTERESTED TRUSTEES

Colin C. Ferenbach(1)	President	Since fund	Managing Director, Tocqueville Asset	1	None
40 West 57th Street	and	inception.(2)	Management L.P., since 2002. Manag-
New York, NY 10019	Trustee		ing Director 1982-2002 of Haven Capi-
Age: 72			tal Management. Formerly, General
Partner of HCM Partners, L.P.
(financials services), 1984-94; Princi-
pal, McCowan Associates, Inc., 1980-83
(financial services); Principal Klein-
wort Benson McCowan Inc. (financial
services), Goldman, Sachs & Co.
(financial services), 1957-76.

Robert Kleinschmidt(1)	Vice	Since	President, Chief Investment Officer	6	President and Direc-
40 West 57th Street	President	2002(2)	and Director, Tocqueville Management		tor, Tocqueville Man-
New York, NY 10019	and		Corporation, the General Partner of		agement Corporation,
Age: 56	Trustee		Tocqueville Asset Management L.P.		the General Partner of
			and Lepercq, de Neuflize/Tocqueville		Tocqueville Asset
			Securities, L.P. from January 1994 to		Management L.P. and
			present; and Managing Director from		Lepercq, de Neuflize/
			July 1991 to January 1994; Partner,		Tocqueville Secu-
			David J. Greene & Co. from May 1978		rities, L.P.
to July 1991.
OFFICERS

Steven J. Tyrrell	Secretary,	Indefinite	Director of Operations, Tocqueville	-	-
40 W. 57th St.,	Treasurer	Term, less	Asset Management L.P. from 2004 to
19th Floor		than 1 Year	present; Assistant Director of Oper-
New York, NY 10019		Served	ations, 2002-2004; Assistant Operations
Age: 34			Manager, Lepercq, de Neuflize & Co.,
Inc. 1998-2002

Elizabeth Bosco	Anti Money	Indefinite	Compliance Officer, Tocqueville Asset	-	-
40 W. 57th St.,	Laundering	Term, Since	Management L.P. from 1997
19th Floor	Compliance	2004	to present; Chief Compliance Officer,
New York, NY 10019	Officer		Lepercq, de Neuflize/Tocqueville
Age: 58			Securities, L.P. from December 2004 to
present.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/   21

T R U S T E E S   A N D   O F F I C E R S   ( c o n t ’ d . )

Number of
	Positions	Term of		Portfolios in
	Held	Office and		Fund Complex	Other
Name, Address	with the	Length of	Principal Occupation(s)	Overseen by	Directorships
and Age	Trust	Time Served	During Past 5 Years	Trustee(3)	Held by Trustee
OFFICERS

Thomas Pandick	Chief	Indefinite	Chief Compliance Officer (October	-	-
40 W. 57th St.,	Compliance	Term,	2004-present) Tocqueville Asset Man-
19th Floor	Officer	Since 2004	agement L.P.; General Counsel
New York, NY 10019			(January-October 2004) Tocqueville
Age: 59			Asset Management L.P.; Vice Presi-
dent, Kirkbride Asset Management,
Inc. (2000-2004); Counsel to NYS
Workers Compensation Board (1995-
1999); Director of Corporate Gover-
nance, Office of State Comptroller
(1985-1995); General Counsel, New
York State & Local Retirement Sys-
tems (1979-1985)

(1) Messrs. Ferenbach and Kleinschmidt are interested Trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940 because they serve as officers of the Trust and/or are employees of Tocqueville.

(2) Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust.

(3) The Fund complex consists of The Tocqueville Alexis Trust and The Tocqueville Trust, a registered investment company with five portfolios.

Additional information about the Funds’ Trustees and Officers is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-844-4836.

22   /SEMI-ANNUAL REPORT/ TOCQUEVILLE ALEXIS FUND

A D D I T I O N A L   I N F O R M A T I O N   ( U N A U D I T E D )

Investment Advisory Agreement Disclosure

On February 14, 2006, the Board of Trustees of The Tocqueville Alexis Trust (the “Trust”) approved the Investment Advisory Agreement with Tocqueville Asset Management L.P. (or “Tocqueville”).

In determining whether to approve the continuance of the Advisory Agreement on behalf of the Fund, the Trustees, including the disinterested Trustees, considered the following information:

1) The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Fund’s Advisory Agreement and the quality of those services over the past year. The Trustees noted that the services include, among others, (i) determining from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities and assets in which the Fund invests or in cash; (ii) advising the Trust in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund’s investments and, as requested, furnish the Fund with research, economic and statistical data in connection with its investments and investment policies; (iii) submitting such reports relating to the valuation of the Fund’s securities as the Trustees or the administrator of the Fund may reasonably request; (iv) placing orders for the purchase, sale or exchange of portfolio assets for the Fund’s accounts with brokers or dealers selected by the Adviser; provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines established by the Trustees and set forth in the N-1A Registration Statement as in effect from time to time; and (v) cooperating generally with the Trust and the Fund to provide information necessary for the preparation of registration statements and periodic reports to be filed with the SEC. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with Trust counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain a quality portfolio manager and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Advisory Agreement; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Fund and the industry in general. The Trustees also focused on the Adviser’s reputation and longstanding relationship with the Trust.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/   23

A D D I T I O N A L   I N F O R M A T I O N   ( U N A U D I T E D )   ( c o n t ’ d . )

In connection with its assessment of the performance of the Adviser, the Trustees considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Advisory Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

2) The performance of the Fund and the Adviser.

The Trustees reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the one-year, three-year, five-year and ten-year periods, as applicable, ended December 31, 2005. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Lipper: The Lipper Multi-Cap Core Funds peer group, with average net assets between $42 million and $135 million (the “Peer Group”). The Trustees also compared the Fund’s investment performance against its benchmark market indices: the S&P 500 Index and the Wilshire 4500 Index (the “Indices”) for the one-year, three-year, five-year and ten-year periods ended December 31, 2005. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Fund’s shareholders the performance that was available in the marketplace given the Fund’s investment objectives, policies, strategies, limitations and restrictions. The Board concluded that the performance of the Fund against its Peer Group was satisfactory. In particular, the Board noted that the Fund underperformed the median of its Peer Group and its Indices for the one-year and three-year periods and underperformed as compared to the Wilshire 4500 Index for the five-year and ten-year periods but outperformed the median of its Peer Group and the S&P 500 Index for the five-year and ten-year periods, all ended December 31, 2005.

3) The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for the Fund against the advisory fees charged (i) by funds in its respective Peer Group, (ii) another fund with an investment policy similar to the Fund’s that is advised by the Adviser (The Tocqueville Fund), and (iii) other types of accounts, such as institutional and pension accounts, with similar investment policies to the Fund’s that are advised or sub-advised by the Adviser, of which there were none. The Trustees also considered comparative total fund expenses of the Fund and the Peer Group. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of the Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the Peer Group fund agreement is often not apparent. The Trustees also viewed the Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

24   /SEMI-ANNUAL REPORT/ TOCQUEVILLE ALEXIS FUND

A D D I T I O N A L   I N F O R M A T I O N   ( U N A U D I T E D )   ( c o n t ’ d . )

The Board noted that the contract rate advisory fee for the Fund was reasonable, and below average, when compared to its respective Peer Group and to the peer group of other funds advised by the Adviser. The Board further observed that the total expense ratios of the Fund was also reasonable, and also below average, when compared to its respective Peer Group and to the peer group of other funds advised by the Adviser. The Board also noted that the Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee to the extent that any waiver of fees by the Fund’s distributor under the Distribution Agreement is not sufficient to maintain the Fund’s Total Annual Fund Operating Expenses at 1.294%. In assessing this information, the Trustees considered both the comparative contract rate advisory fee as well as the level of advisory fee after waivers.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year October 31, 2005. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreement as well as revenues received by the Adviser’s affiliate under the 12b-1 plan and related agreements. The Trustees concluded that the profitability of the Fund to the Adviser was not excessive.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Fund currently does not have advisory fee breakpoints, and that they were satisfied that the Fund did not need to institute advisory fee breakpoints at this time because the Fund already has a contractual advisory fee and total expense ratio that is below its Peer Group average. In the event there is significant asset growth in the future, the Trustees’ determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

The Board also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Fund’s soft dollar arrangements, whereby brokers provide research to the Fund or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars.

TOCQUEVILLE ALEXIS FUND /SEMI-ANNUAL REPORT/   25

A D D I T I O N A L   I N F O R M A T I O N   ( U N A U D I T E D )   ( c o n t ’ d . )

Based on a consideration of all these factors in their totality, the Trustees, including all of the disinterested Trustees, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Proxy Voting Policies and Procedures

A description of the policies and procedures that The Tocqueville Alexis Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Alexis Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Tocqueville Alexis Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Once filed, the Fund’s Form N-Q will be available without charge, upon request on the SEC’s web site (http://www.sec.gov) and may be available by calling 1-800-844-4836. You can also obtain copies of the Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocque-ville Funds, www.tocquevillefunds.com.

26   /SEMI-ANNUAL REPORT/ TOCQUEVILLE ALEXIS FUND

/  T H I S P A G E I N T E N T I O N A L L Y L E F T B L A N K .   /

/    T H I S P A G E I N T E N T I O N A L L Y L E F T B L A N K .   /

Tocqueville Alexis Fund

Tocqueville Asset Management L.P.
Investment Adviser

S E M I - A N N U A L
R E P O R T

April 30, 2006

For Fund information, prices and literature, call 1-800-844-4836

For account balances and other information about your Tocqueville Alexis Fund account, call 1-800
844-4836

This report is submitted for the general information of shareholders of Tocqueville Alexis Fund. It is not authorized for distribution to prospective investors unless accompanied or proceeded by an effective prospectus for Tocqueville Alexis Fund. The prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of Tocqueville Alexis Fund. Please read the prospectus carefully.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b)
There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Tocqueville Alexis Fund

By (Signature and Title)   /s/ Colin C. Ferenbach
Colin C. Ferenbach, President

Date 6/30/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Colin C. Ferenbach
  Colin C. Ferenbach, President

Date 6/30/06

By (Signature and Title)*   /s/ Steven J. Tyrrell
 Steven J. Tyrrell, Treasurer

Date 6/30/06

* Print the name and title of each signing officer under his or her signature.